UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1681

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

Roundhill ETFs

Roundhill Video Games ETF (NERD)

Roundhill Sports Betting & iGaming ETF (BETZ)

Roundhill Ball Metaverse ETF (METV)

Roundhill IO Digital Infrastructure ETF (BYTE)

Roundhill MEME ETF (MEME)

Roundhill Cannabis ETF (WEED)

ANNUAL REPORT

December 31, 2022

Roundhill ETFs

Table of Contents

Shareholder Letter (Unaudited)	2
Performance Overview (Unaudited)	9
Schedules of Investments and Total Return Swaps	15
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Financial Highlights	38
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	53
Shareholder Expense Example (Unaudited)	55
Trustees and Officers of the Trust (Unaudited)	57
Supplemental Information (Unaudited)	59
Privacy Policy (Unaudited)	61

Roundhill Video Games ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Dear Shareholders,

The Roundhill Video Games ETF (“NERD” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are involved in the video games industry. Effective at close of business on September 26, 2022, the NERD ETF’s name changed to the Roundhill Video Games ETF, reflecting its revised focus on pure-play gaming software. Meanwhile, the fund’s underlying index transitioned to the Nasdaq CTA Global Video Games Software Index, which offers targeted exposure for investors looking to invest in the potential growth of video games globally. The Index, which was developed and is maintained by both Nasdaq and the Consumer Technology Association (the “CTA”), is a modified theme-adjusted free float market capitalization index designed to track the performance of the common stock (or corresponding depositary receipts) of exchange-listed companies engaged in video game publishing and/or video game development (the “Video Games Industry”). The companies are selected for inclusion in the Index based on a classification scheme developed by the CTA. Specifically, the companies are selected for inclusion in the Index based on (1) their classification within the Developer/Publisher Sector developed by the CTA, which includes companies that design and execute the creation of video games (game developer companies) and companies that finance the development and distribution of video games (game publisher companies), and (2) the fact that they derive at least 50% of their revenue (at least 40% for companies already included in the Index) from such activities. Such companies also must not be classified by the CTA as a Social Casino Gaming company.

The following information pertains to the fiscal period of January 1, 2022 through December 31, 2022 (the “current fiscal period”).

The Fund had negative performance during the current fiscal period. The market price and NAV for NERD decreased by -43.28% and -43.49%, respectively, while the Fund’s Index decreased by -43.25%*. The Solactive GBS Developed Markets Large & Mid Cap USD Index decreased by -17.87% over the same period.

For the current fiscal period, the largest positive contributors to returns were Modern Times Group, Capcom Co. Ltd., and Nexon Co. Ltd., which added 1.87%, 0.65%, and 0.52% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were Skillz Inc., DouYu International Holdings, and Huya Inc., which detracted 4.32%, 4.29%, and 3.68% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

*

The Fund’s objective and strategies changed effective at the close on September 26, 2022. Prior to September 26, Fund performance reflects the investment objective of the Fund when it was the Roundhill BITKRAFT Esports & Digital Entertainment ETF and tracked the performance, before fees and expenses, of the Roundhill BITKRAFT Esports Index. Since September 27, the Fund tracks the performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index.

Roundhill Sports Betting & iGaming ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Dear Shareholders,

The Roundhill Sports Betting & iGaming ETF (“BETZ” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Roundhill Sports Betting & iGaming Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are involved in the sports betting and iGaming industries. This classification includes, but is not limited to: (i) companies that operate in-person and/or online sports books (ii) companies that operate online/internet gambling platforms and (iii) companies that provide infrastructure or technology to such companies in (i) or (ii).

The following information pertains to the fiscal period of January 1, 2022 through December 31, 2022 (the “current fiscal period”).

The Fund had negative performance during the current fiscal period. The market price and NAV for BETZ decreased by -42.00% and -41.99%, respectively, while the Fund’s Index decreased by -41.69%. The Solactive GBS Developed Markets Large & Mid Cap USD Index decreased by -17.87% over the same period.

For the current fiscal period, the largest positive contributors to returns were Betsson AB, Tabcorp, and LeoVegas AB, which added 0.95%, 0.65%, and 0.49% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were PointsBet, Rush Street Interactive, and GAN Ltd., which detracted 4.86%, 4.61%, and 3.11% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill Ball Metaverse ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Dear Shareholders,

The Roundhill Ball Metaverse ETF (“METV” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Ball Metaverse Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are involved in the metaverse. The “Metaverse” may be defined as a successor to the current internet that will be interoperable, persistent, synchronous, open to unlimited participants with a fully functioning economy, and an experience that spans the virtual and ‘real’ world. The Index includes companies involved in the following seven categories: (i) compute, (ii) networking, (iii) virtual platforms, (iv) interchange standards, (v) payments, (vi) content, assets, and identity services, and (vii) hardware.

The following information pertains to the fiscal period of January 1, 2022 through December 31, 2022 (the “current fiscal period”).

The Fund had negative performance during the current fiscal period. The market price and NAV for METV decreased by -52.66% and -52.44%, respectively, while the Fund’s Index decreased by -52.20%. The Solactive GBS Developed Markets Large & Mid Cap USD Index decreased by -17.87% over the same period.

For the current fiscal period, the largest positive contributors to returns were Activision Blizzard Inc., Broadcom Inc., and PTC Inc., which added 0.07%, 0.01%, and 0.00% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were Unity Software Inc., Meta Platforms Inc., and Roblox Corp., which detracted 5.98%, 5.61%, and 5.14% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill IO Digital Infrastructure ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Dear Shareholders,

The Roundhill IO Digital Infrastructure ETF (“BYTE” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the IO Digital Infrastructure Index (the “Index”). The Index is a rules-based index that tracks the performance of a group of globally-listed stocks that are involved in digital infrastructure. This classification includes, but is not limited to companies involved in: fixed-line, high-speed data transmission technology (such as fiber optic cable and certain “last-mile” technologies that bring data to and from the end-user), data centers, mobile towers and related infrastructure, and other long-lived physical infrastructure assets.

The following information pertains to the fiscal period of January 1, 2022 through December 31, 2022 (the “current fiscal period”).

The Fund had negative performance during the current fiscal period. The market price and NAV for BYTE decreased by -36.30% and -36.22%, respectively, while the Fund’s Index decreased by -35.60%. The Solactive GBS Global Markets Large & Mid Cap USD Index decreased by -17.96% over the same period.

For the current fiscal period, the largest positive contributors to returns were Uniti Group Ltd., Switch Inc., and Chindata Group Holdings, which added 0.55%, 0.43%, and 0.20% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were Altice USA Inc., Cable One Inc., and Charter Communications Inc., which detracted 4.90%, 3.26%, and 3.17% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill MEME ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Dear Shareholders,

The Roundhill MEME ETF (“MEME” or the “Fund”) seeks to track the total return performance, before fees and expenses, of the Solactive Roundhill MEME Stock Index (the “Index”). The Index is a rules-based index that tracks the performance of 25 equally-weighted U.S. listed equity securities that exhibit a combination of elevated social media activity and high short interest. Due to the MEME Index’s focus on stocks that are both highly shorted and subject to increased retail sentiment, as well as the fund’s high turnover, MEME may experience significantly greater volatility than conventional equity ETFs or mutual funds.

The following information pertains to the fiscal period of January 1, 2022 through December 31, 2022 (the “current fiscal period”).

The Fund had negative performance during the current fiscal period. The market price and NAV for MEME decreased by -63.06% and -62.94%, respectively, while the Fund’s Index decreased by -62.37%. The Solactive GBS United States All Cap Index decreased by -19.70% over the same period.

For the current fiscal period, the largest positive contributors to returns were Microstrategy Inc., Cleveland-Cliffs Inc., and Occidental Petroleum, which added 1.82%, 1.50%, and 1.00% to the return of the Fund, respectively.

For the current fiscal period, the largest negative contributors to returns were Upstart Holdings Inc., Tilray Brands Inc., and Blackberry Ltd., which detracted 3.71%, 3.29%, and 3.02% from the return of the Fund, respectively.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill Cannabis ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Dear Shareholders,

The Roundhill Cannabis ETF (“WEED” or the “Fund”) seeks to achieve its investment objective by investing primarily in exchange-listed equity securities and total return swaps intended to provide exposure to the cannabis and hemp ecosystem, this classification includes, but is not limited to: cannabis and hemp ecosystem encompasses businesses involved in the production, distribution and marketing of cannabis and hemp and products derived therefrom. As of October 11, 2022, the sponsor has re-focused the exposure of WEED to exclusively target the largest and most-liquid U.S. multi-state operators (“MSOs”). Due to current macroeconomic conditions, including high interest rates and persistent inflation, Roundhill believes that the cannabis companies with the lowest costs of capital and strongest relative balance sheets are best positioned to survive a downturn and increase market share.

The following information pertains to the period from inception on April 20, 2022 through December 31, 2022 (the “current fiscal period”).

The Fund had negative performance during the current fiscal period. The market price and NAV for WEED decreased by -60.94% and -60.93%, respectively. The North American Cannabis Net Total Return Index decreased by -51.46% over the same period.

During the current fiscal period, the cannabis industry underperformed broader equity markets due to a lack of meaningful regulatory reform and continued challenges regarding access to capital markets.

Regards,

Will Hershey, CFA
Roundhill Financial Inc.

Roundhill ETFs

Shareholder Letter

December 31, 2022 (Unaudited)

NERD Risks Esports gaming companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Such factors may adversely affect the profitability and value of video gaming companies. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. For a complete list of risks see the prospectus.

BETZ Risks include those related to investments in the highly-competitive sports betting industry, including from illegal or unregulated companies. Expansion of sports betting (both regulated and unregulated), including the award of additional licenses or expansion or relocation of existing sports betting companies, and competition from other leisure and entertainment activities, could impact these companies’ finances. Small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. For a complete list of risks see the prospectus.

METV Risks Metaverse Companies and other companies that rely heavily on technology are particularly vulnerable to research and development costs, substantial capital requirements, product and services obsolescence, government regulation, and domestic and international competition, including competition from foreign competitors with lower production costs. Stocks of such companies, especially smaller, less-seasoned companies, may be more volatile than the overall market. Metaverse Companies may face dramatic and unpredictable changes in growth rates. Metaverse Companies may be targets of hacking and theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. For a complete list of risks see the prospectus.

BYTE Risks Digital Infrastructure Companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Digital Infrastructure Companies are utilized and operated. Digital Infrastructure Companies may be affected by unique supply and demand factors that do not apply to other real estate sectors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies that may affect demand for data centers. Digital Infrastructure Companies are also subject to a variety of factors that may adversely affect their business or operations including high interest costs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled markets, the effects of surplus capacity, increased competition from other providers of services, the effects of energy conservation policies, and other factors. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. For a complete list of risks see the prospectus.

MEME Risks Meme stocks are stocks whose trading volume increases because of social media attention. Social media attention may result from a variety of factors, including the reputation of the issuer, marketing efforts, and the timing of the release of publicly available information, which may be unrelated to the company’s performance, financial position, or other business fundamentals. As a result, meme stocks are prone to high volatility, which may be a result of panic selling or loss of general interest or popularity. The Fund may invest in equity securities of SPACs, which raise assets to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition and involve greater risks. For a complete list of risks see the prospectus.

WEED Risks Cannabis Companies may face litigation, formal or informal complaints, enforcement actions, and inquiries by various federal, state, or local governmental authorities. Litigation, complaints, and enforcement actions could consume considerable amounts of financial and other corporate resources, which could have a negative impact on sales, revenue, profitability, and growth prospects. Similarly, certain companies may not be able to obtain or maintain the necessary licenses, permits, authorizations, or accreditations, or may only be able to do so at great cost, to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. For a complete list of risks see the prospectus.

Roundhill ETFs

Performance Overview

December 31, 2022 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2022)

Roundhill ETFs

Performance Overview

December 31, 2022 (Unaudited) (Continued)

Roundhill ETFs

Performance Overview

December 31, 2022 (Unaudited) (Continued)

Roundhill ETFs

Performance Overview

December 31, 2022 (Unaudited) (Continued)

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2022
Total Returns	1 Year	Since Commencement[1]
Roundhill Video Games ETF—NAV	-43.49%	-1.03%
Roundhill Video Games ETF—Market	-43.28%	-1.10%
Roundhill Video Game Blended Index*	-43.25%	-0.44%
Solactive GBS Developed Markets Large & Mid Cap USD Index	-17.87%	9.04%

[1]	The Fund commenced operations on June 3, 2019.

*

The Fund’s objective and strategies changed effective at the close on September 26, 2022. Prior to September 26, Fund performance reflects the investment objective of the Fund when it was the Roundhill BITKRAFT Esports & Digital Entertainment ETF and tracked the performance, before fees and expenses, of the Roundhill BITKRAFT Esports Index. Since September 27, the Fund tracks the performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index.

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2022
Total Returns	1 Year	Since Commencement[2]
Roundhill Sports Betting & iGaming ETF—NAV	-41.99%	-2.40%
Roundhill Sports Betting & iGaming ETF—Market	-42.00%	-2.49%
Roundhill Sports Betting & iGaming Index	-41.69%	-2.27%
Solactive GBS Developed Markets Large & Mid Cap USD Index	-17.87%	8.27%

[2]	The Fund commenced operations on June 3, 2020.

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2022
Total Returns	1 Year	Since Commencement[3]
Roundhill Ball Metaverse ETF—NAV	-52.44%	-38.68%
Roundhill Ball Metaverse ETF—Market	-52.66%	-38.83%
Ball Metaverse Index	-52.20%	-38.35%
Solactive GBS Developed Markets Large & Mid Cap USD Index	-17.87%	-7.92%

[3]	The Fund commenced operations on June 29, 2021.

Roundhill ETFs

Performance Overview

December 31, 2022 (Unaudited) (Continued)

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2022
Total Returns	1 Year	Since Commencement[4]
Roundhill IO Digital Infrastructure ETF—NAV	-36.22%	-30.71%
Roundhill IO Digital Infrastructure ETF—Market	-36.30%	-30.65%
IO Digital Infrastructure Index	-35.60%	-30.10%
Solactive GBS Global Markets Large & Mid Cap USD Index	-17.96%	-14.07%

[4]	The Fund commenced operations on October 27, 2021.

	ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2022
Total Returns	1 Year	Since Commencement[5]
Roundhill MEME ETF—NAV	-62.94%	-64.34%
Roundhill MEME ETF—Market	-63.06%	-64.45%
Solactive Roundhill Meme Stock Index	-62.37%	-63.82%
Solactive GBS United States All Cap Index	-19.70%	-17.56%

[5]	The Fund commenced operations on December 7, 2021.

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2022
Total Returns	Since Commencement[6]
Roundhill Cannabis ETF—NAV	-60.93%
Roundhill Cannabis ETF—Market	-60.94%
North American Cannabis Net Total Return Index	-51.46%

[6]	The Fund commenced operations on April 20, 2022.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (855) 561-5728. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (NAV), and are individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced.

The Roundhill Video Games ETF is designed to offer retail and institutional investors exposure to the video game sector by providing investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq CTA Global Video Games Software Index. The Nasdaq CTA Global Video Games Software Index is a modified theme-adjusted free float market capitalization index designed to track the performance of the common stock (or corresponding depositary receipts) of exchange-listed companies engaged in video game publishing and/or video game development. The companies are selected for inclusion in the Index based on a classification scheme developed by the Consumer Technology Association. The index excludes companies domiciled in China or Russia. An index is unmanaged and is not available for direct investment.

Roundhill ETFs

Performance Overview

December 31, 2022 (Unaudited) (Continued)

The Roundhill Sports Betting & iGaming ETF is designed to offer retail and institutional investors exposure to sports betting and gaming industries by providing investment results that closely correspond, before fees and expenses, to the performance of the Roundhill Sports Betting & iGaming Index. The Roundhill Sports Betting & iGaming Index is the first rules-based index designed to track the performance of the growing market of online sports betting and gaming, or “iGaming”. The Index consists of a tiered weight portfolio of globally-listed companies who are actively involved in the sports betting & iGaming industry. This classification includes, but is not limited to: companies that operate in-person and/or online/internet sports books; companies that operate online/internet gambling platforms; and companies that provide infrastructure or technology to such companies. An index is unmanaged and is not available for direct investment.

The Roundhill Ball Metaverse ETF is designed to offer retail and institutional investors exposure to the Metaverse by providing investment results that closely correspond, before fees and expenses, to the performance of the Ball Metaverse Index. The “Metaverse” may be defined as a successor to the current internet that will be interoperable, persistent, synchronous, open to unlimited participants with a fully functioning economy, and an experience that spans the virtual and ‘real’ world. An index is unmanaged and is not available for direct investment.

The Roundhill IO Digital Infrastructure ETF is designed to offer retail and institutional investors exposure to digital infrastructure by seeking to provide investment results that track, before fees and expenses, the performance of the IO Digital Infrastructure Index. Digital infrastructure is comprised of the high-tech physical assets that support the efficient storage and transmission of data, powering the internet. These assets include fixed-line, high-speed data transmission technology (such as fiber optic cable and certain “last-mile” technologies that bring data to and from the end-user); data centers; mobile towers and related infrastructure; and other long-lived physical infrastructure assets. An index is unmanaged and is not available for direct investment.

The Roundhill MEME ETF is designed to offer retail and institutional investors exposure to “meme stocks” by providing investment results that closely track the performance, before fees and expenses, of the Solactive Roundhill Meme Stock Index (“MEME Index”). The MEME ETF is the first ETF globally explicitly designed to track the performance of meme stocks. The MEME Index consists of 25 equal-weighted U.S. listed equity securities that exhibit a combination of elevated social media activity and high short interest. Short interest is calculated by the percentage of a security’s float which are currently sold short. Social media activity and short interest data are supplied by third-party data providers. The index is rebalanced every two weeks, in order to best attempt to capture trending stocks as they emerge. Due to the MEME Index’s focus on stocks that are both highly shorted and subject to increased retail sentiment, as well as the fund’s high turnover given bi-weekly rebalances, MEME may experience significantly greater volatility than conventional equity ETFs or mutual funds. An index is unmanaged and is not available for direct investment.

The Roundhill Cannabis ETF is designed to offer retail and institutional investors exposure to the cannabis and hemp ecosystem by providing investment results that reflect capital growth. The cannabis and hemp ecosystem encompasses businesses involved in the production, distribution and marketing of cannabis and hemp and products derived therefrom. The cannabis and hemp ecosystem spans a wide variety of sectors and industries including the agriculture, biotechnology, pharmaceuticals, real estate, retail, and finance sectors and industries.

The Solactive GBS Developed Markets Large & Mid Cap USD and the Solactive GBS Global Markets Large & Mid Cap USD Index are part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the free-float market capitalization in the Developed Markets and Global Markets, respectively. It is calculated as a Total Return index in USD and weighted by free-float market capitalization.

The Solactive GBS United States All Cap Index is part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index intends to track the performance of the all cap covering approximately the largest 100% of the free-float market capitalization in the United States. It is calculated as a total return index in USD and weighted by free-float market capitalization.

The North American Cannabis Net Total Return Index tracks the performance of a basket of North American publicly listed companies with significant business activities in the marijuana industry. A company is deemed to be eligible for inclusion in the index by the Index Provider if the company is a producer and/or supplier of marijuana and/or cannabis, biotechnology companies that are engaged in research and development of cannabinoids, companies that offer hydroponics supplies and equipment clearly aiming to increase efficiency in marijuana cultivation and companies mainly engaged in leasing property to cannabis growers. The index is calculated as a net total return index in US Dollar and adjusted quarterly.

Roundhill Video Games ETF

Schedule of Investments

December 31, 2022

Description	Shares	Value
COMMON STOCKS — 99.8%
Computers — 1.8%
Keywords Studios PLC (b)	14,101	$462,050

Internet — 5.4%
NCSoft Corp. (b)	2,395	848,525
Webzen, Inc. (a)(b)	24,885	300,116
Wemade Co., Ltd. (b)	8,495	211,955
		1,360,596
Software — 71.5% (d)
AppLovin Corp. - Class A (a)(e)	31,154	328,052
Capcom Co., Ltd. (b)	24,200	772,155
CD Projekt SA (b)	14,452	427,143
COLOPL, Inc. (b)	59,800	284,622
Com2uS Corp. (b)	6,653	313,577
DeNA Co., Ltd. (b)	26,800	358,701
Electronic Arts, Inc.	21,832	2,667,434
Embracer Group AB (a)(b)(e)	125,280	568,597
Frontier Developments PLC (a)(b)	20,286	234,505
Gree, Inc. (b)	51,500	271,659
GungHo Online Entertainment, Inc. (b)	24,200	391,030
IGG, Inc. (a)(b)	890,000	330,687
International Games System Co., Ltd. (b)	33,101	466,863
Kakao Games Corp. (a)(b)	12,565	443,675
Koei Tecmo Holdings Co., Ltd. (b)	25,400	460,471
Konami Group Corp. (b)	12,100	547,478
Krafton, Inc. (a)(b)	4,212	559,601
MIXI, Inc. (b)	18,300	342,020
Netmarble Corp. (b)(f)	9,012	430,466
Nexon Co., Ltd. (b)	43,300	972,031
Paradox Interactive AB (b)	18,469	376,133
Pearl Abyss Corp. (a)(b)	11,604	384,965
ROBLOX Corp. - Class A (a)	47,091	1,340,210
Rovio Entertainment Oyj (b)(f)	49,275	319,476
Sega Sammy Holdings, Inc. (b)	30,000	454,053
Square Enix Holdings Co., Ltd. (b)	11,300	524,984
Stillfront Group AB (a)(b)	211,622	355,834
Software (Continued)
Take-Two Interactive Software, Inc. (a)	14,793	$1,540,395
Team17 Group PLC (a)(b)	54,975	290,971
Ubisoft Entertainment SA (a)(b)	17,868	503,627
Unity Software, Inc. (a)(e)	21,648	618,916
Wemade Max Co., Ltd. (a)(b)	22,049	167,046
		18,047,377
Toys/Games/Hobbies — 21.1%
Bandai Namco Holdings, Inc. (b)	13,500	850,650
Nintendo Co., Ltd. (b)	106,600	4,469,371
		5,320,021
TOTAL COMMON STOCKS (Cost $29,217,484)		25,190,044

SHORT-TERM INVESTMENTS — 0.1%
Money Market Fund — 0.1%
First American Government Obligations Fund, Class X, 4.08% (c)	14,842	14,842
TOTAL SHORT-TERM INVESTMENTS (Cost $14,842)		14,842

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.3%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (c)	1,354,091	1,354,091
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,354,091)		1,354,091

TOTAL INVESTMENTS (Cost $30,586,417) — 105.2%		26,558,977
Other assets and liabilities, net — (5.2)%		(1,309,091)
NET ASSETS — 100.0%		$25,249,886

PLC Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven day yield at period end.

(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(e)	All or a portion of this security is on loan as of December 31, 2022. The market value of securities out on loan is $1,288,861.

(f)

Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Roundhill Video Games ETF

Schedule of Investments

December 31, 2022 (Continued)

COUNTRY	Percentage of Net Assets
Japan	42.4%
United States	25.8%
Republic of Korea	14.5%
Sweden	5.1%
United Kingdom	3.9%
France	2.0%
Taiwan	1.8%
Poland	1.7%
Cayman Islands	1.3%
Finland	1.3%
Total Country	99.8%
SHORT-TERM INVESTMENTS	0.1%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	5.3%
TOTAL INVESTMENTS	105.2%
Other assets and liabilities, net	-5.2%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill Sports Betting & iGaming ETF

Schedule of Investments

December 31, 2022

Description	Shares	Value
COMMON STOCKS — 99.8%
Entertainment — 89.5% (e)
888 Holdings PLC (a)(b)	3,432,484	$3,590,128
Aristocrat Leisure, Ltd. (b)	117,314	2,428,064
Bally’s Corp. (a)(f)	125,211	2,426,590
Betmakers Technology Group, Ltd. (a)(b)(f)	11,845,157	2,209,018
Betsson AB (a)(b)	364,428	2,964,880
Caesars Entertainment, Inc. (a)	100,268	4,171,148
Churchill Downs, Inc.	18,743	3,962,832
Codere Online Luxembourg SA (a)(b)(f)	24,757	63,874
DraftKings, Inc. - Class A (a)(f)	430,620	4,904,762
Entain PLC (b)	422,496	6,716,168
Evolution Gaming Group AB (b)(c)	44,796	4,365,456
Flutter Entertainment PLC (a)(b)	46,210	6,275,692
Gaming Realms PLC (a)(b)	321,008	96,536
GAN, Ltd. (a)(b)	799,821	1,199,732
Genius Sports, Ltd. (a)(b)(f)	877,930	3,134,210
International Game Technology PLC (b)	136,779	3,102,148
Intralot SA-Integrated Information Systems & Gaming Services (a)(b)	269,459	163,920
Kambi Group PLC (a)(b)	178,851	3,257,064
Kindred Group PLC - SDR (b)	685,831	7,148,256
La Francaise des Jeux SAEM (b)(c)	80,445	3,226,420
Light & Wonder, Inc. (a)(f)	51,721	3,030,850
NEOGAMES SA (a)(b)	145,898	1,778,496
OPAP SA (b)	201,872	2,850,368
Penn National Gaming, Inc. (a)(f)	194,727	5,783,392
PointsBet Holdings, Ltd. (a)(b)	3,759,542	3,786,057
Rush Street Interactive, Inc. (a)	1,366,933	4,907,289
Sportradar Holding AG - Class A (a)(b)	359,340	3,579,026
STS Holding SA (b)	84,137	331,848
Super Group SGHC, Ltd. (a)(b)(f)	506,696	1,520,088
Tabcorp Holdings, Ltd. (b)	9,530,372	6,947,748
The Lottery Corp., Ltd. (a)(b)	1,010,797	3,070,914
Tokyotokeiba Co., Ltd. (b)	92,300	2,647,736
		105,640,710
Internet — 1.6%
Catena Media PLC (a)(b)(f)	669,242	$1,223,898
Gambling.com Group, Ltd. (a)(b)(f)	58,314	533,574
Gaming Innovation Group, Inc. (a)	57,579	152,904
		1,910,376
Lodging — 5.5%
Boyd Gaming Corp.	47,747	2,603,644
MGM Resorts International	117,057	3,924,921
		6,528,565
Software — 3.2%
Better Collective AS (a)(b)	48,065	586,772
Bragg Gaming Group, Inc. (a)(b)(f)	83,609	323,958
Playtech PLC (a)(b)	464,188	2,842,127
		3,752,857
TOTAL COMMON STOCKS (Cost $220,460,862)		117,832,508

WARRANTS — 0.0% (h)
PointsBet Holdings, Ltd., Expiration: July 2024, Exercise Price: $10.00 (a)(b)(g)	151,840	—
TOTAL WARRANTS (Cost $0)		—

SHORT-TERM INVESTMENTS — 0.2%
Money Market Fund — 0.2%
First American Government Obligations Fund, Class X, 4.08% (d)	182,822	182,822
TOTAL SHORT-TERM INVESTMENTS (Cost $182,822)		182,822

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.8%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (d)	10,436,821	10,436,821
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,436,821)		10,436,821

TOTAL INVESTMENTS (Cost $231,080,505) — 108.8%		128,452,151
Other assets and liabilities, net — (8.8)%		(10,424,068)
NET ASSETS — 100.0%		$118,028,083

PLC Public Limited Company

SDR Special Drawing Rights

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

The accompanying notes are an integral part of the financial statements.

Roundhill Sports Betting & iGaming ETF

Schedule of Investments

December 31, 2022 (Continued)

(c)

Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	The rate shown is the seven day yield at period end.

(e)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(f)	All or a portion of this security is on loan as of December 31, 2022. The market value of securities out on loan is $9,807,072.

(g)	Value determined based on estimated fair value. The value of these securities total $0, which represents 0.00% of net assets. Classified as Level 3 in the fair value hierarchy.

(h)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	30.4%
Australia	15.6%
Malta	9.9%
Isle of Man	8.1%
Sweden	6.2%
Ireland	5.3%
Guernsey	3.9%
Gibraltar	3.0%
Switzerland	3.0%
France	2.7%
United Kingdom	2.7%
Greece	2.6%
Japan	2.2%
Luxembourg	1.6%
Bermuda	1.0%
Denmark	0.5%
Jersey	0.5%
Poland	0.3%
Canada	0.3%
Total Country	99.8%
WARRANTS	0.0%*
SHORT-TERM INVESTMENTS	0.2%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	8.8%
TOTAL INVESTMENTS	108.8%
Other assets and liabilities, net	-8.8%
NET ASSETS	100.0%

*	Amount is less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Roundhill Ball Metaverse ETF

Schedule of Investments

December 31, 2022

Description	Shares	Value
COMMON STOCKS — 99.2%
Apparel — 0.6%
NIKE, Inc. - Class B	20,276	$2,372,495

Commercial Services — 0.3%
Block, Inc. (a)	8,079	507,684
PayPal Holdings, Inc. (a)	7,239	515,562
		1,023,246
Computers — 7.7%
Apple, Inc.	220,283	28,621,370

Diversified Financial Services — 1.6%
Coinbase Global, Inc. - Class A (a)(e)	108,899	3,853,936
Galaxy Digital Holdings, Ltd. (a)(b)(e)	755,285	2,157,240
		6,011,176
Electronic Equipment, Instruments & Components — 1.1%
HEXAGON AB (b)	380,028	3,975,532

Home Furnishings — 3.2%
Sony Group Corp. (b)	152,900	11,628,720

Internet — 25.2% (d)
Alibaba Group Holding, Ltd. (a)(b)	478,500	5,287,750
Alphabet, Inc. - Class C (a)	122,164	10,778,530
Amazon.com, Inc. (a)	132,867	11,160,828
Baidu, Inc. - ADR (a)(b)	84,898	9,710,633
Edgio, Inc. (a)	1,812,583	2,048,219
Meta Platforms, Inc. - Class A (a)	174,608	21,012,327
NAVER Corp. (b)	30,365	4,262,386
Sea, Ltd. - ADR (a)(b)	109,991	5,722,832
Snap, Inc. - Class A (a)(e)	982,134	8,790,099
Tencent Holdings, Ltd. (b)	340,100	14,554,020
		93,327,624
Media — 1.6%
The Walt Disney Co. (a)(e)	69,864	$6,069,784

Semiconductors — 24.5%
Advanced Micro Devices, Inc. (a)	108,091	7,001,054
Applied Materials, Inc.	35,192	3,426,997
ASML Holding NV (b)	10,038	5,484,763
Broadcom, Inc.	4,169	2,331,013
Intel Corp.	134,153	3,545,664
Marvell Technology, Inc. (e)	54,502	2,018,754
NVIDIA Corp.	181,520	26,527,333
QUALCOMM, Inc.	117,905	12,962,476
Samsung Electronics Co., Ltd. (b)	188,617	8,248,731
Skyworks Solutions, Inc.	47,361	4,316,008
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (b)	151,186	11,261,845
Texas Instruments, Inc.	21,699	3,585,109
		90,709,747
Software — 31.1% (d)
Activision Blizzard, Inc.	29,349	2,246,666
Adobe, Inc. (a)	12,787	4,303,209
Akamai Technologies, Inc. (a)	50,586	4,264,400
Autodesk, Inc. (a)	64,684	12,087,499
Bentley Systems, Inc. - Class B	55,069	2,035,350
Cloudflare, Inc. - Class A (a)	89,977	4,067,860
Electronic Arts, Inc.	46,032	5,624,190
Krafton, Inc. (a)(b)	16,374	2,175,431
Matterport, Inc. (a)(e)	2,386,833	6,683,132
Microsoft Corp.	92,148	22,098,933
NetEase, Inc. - ADR (b)	64,613	4,692,842
PTC, Inc. (a)	17,671	2,121,227
ROBLOX Corp. - Class A (a)	924,225	26,303,444
Take-Two Interactive Software, Inc. (a)(e)	69,019	7,186,948
Unity Software, Inc. (a)(e)	325,749	9,313,164
		115,204,295
Telecommunications — 1.7%
Lumen Technologies, Inc. (e)	823,876	4,300,633
Planet Labs PBC (a)(e)	424,287	1,845,648
		6,146,281
Toys/Games/Hobbies — 0.6%
Nintendo Co., Ltd. (b)	55,000	2,305,961

TOTAL COMMON STOCKS (Cost $618,951,613)		367,396,231

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Equinix, Inc. (e)	3,427	2,244,788
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,713,291)		2,244,788

The accompanying notes are an integral part of the financial statements.

Roundhill Ball Metaverse ETF

Schedule of Investments

December 31, 2022 (Continued)

Description	Shares	Value
SHORT-TERM INVESTMENTS — 0.3%
Money Market Fund — 0.3%
First American Government Obligations Fund, Class X, 4.08% (c)	655,679	$655,679
TOTAL SHORT-TERM INVESTMENTS (Cost $655,679)		655,679

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (c)	20,899,790	20,899,790
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $20,899,790)		20,899,790

TOTAL INVESTMENTS (Cost $643,220,373) — 105.7%		391,196,488
Other assets and liabilities, net — (5.7)%		(20,954,613)
NET ASSETS — 100.0%		$370,241,875

ADR American Depositary Receipt

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven day yield at period end.

(d)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(e)	All or a portion of this security is on loan as of December 31, 2022. The market value of securities out on loan is $20,434,910.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	74.4%
Cayman Islands	10.8%
Republic of Korea	4.0%
Japan	3.8%
Taiwan	3.0%
Netherlands	1.5%
Sweden	1.1%
Canada	0.6%
Total Country	99.2%
REAL ESTATE INVESTMENT TRUSTS	0.6%
SHORT-TERM INVESTMENTS	0.3%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	5.6%
TOTAL INVESTMENTS	105.7%
Other assets and liabilities, net	-5.7%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill IO Digital Infrastructure ETF

Schedule of Investments

December 31, 2022

Description	Shares	Value
COMMON STOCKS — 79.1%
Engineering & Construction — 13.6%
Cellnex Telecom SA (b)(c)	5,455	$180,011
China Tower Corp., Ltd. (b)(c)	1,138,000	122,476
Infrastrutture Wireless Italiane SpA (b)(c)	2,669	26,816
Sarana Menara Nusantara Tbk PT (b)	834,600	58,973
		388,276
Internet — 5.9%
ARTERIA Networks Corp. (b)	2,600	24,494
Cogent Communications Holdings, Inc.	1,960	111,877
Vnet Group, Inc. - ADR (a)(b)(f)	5,512	31,253
		167,624
Media — 36.3% (e)
Altice USA, Inc. - Class A (a)	18,135	83,421
Cable One, Inc.	143	101,796
Charter Communications, Inc. - Class A (a)	603	204,477
Cogeco Communications, Inc. (b)	4,032	228,508
Comcast Corp. - Class A	6,390	223,458
Converge Information and Communications Technology Solutions, Inc. (a)(b)	84,100	23,965
Liberty Global PLC - Class A (a)(b)	1,289	24,401
Liberty Latin America, Ltd. - Class C (a)(b)	3,640	27,664
NOS SGPS SA (b)	7,095	28,653
Quebecor, Inc. - Class B (b)	1,181	26,323
Telenet Group Holding NV (b)	1,770	28,808
WideOpenWest, Inc. (a)	3,773	34,372
		1,035,846
Telecommunications — 23.3%
Chindata Group Holdings, Ltd. - ADR (a)(b)	2,953	23,535
Chorus, Ltd. (b)	5,212	26,898
Consolidated Communications Holdings, Inc. (a)	14,874	53,249
Cyxtera Technologies, Inc. (a)(f)	12,699	24,382
DigitalBridge Group, Inc.	5,712	62,489
GDS Holdings, Ltd. - ADR (a)(b)(f)	1,084	22,352
Telecommunications (Continued)
Gogo, Inc. (a)	10,162	$149,991
HKBN, Ltd. (b)	26,000	16,756
Lumen Technologies, Inc.	17,580	91,768
NetLink NBN Trust (b)	37,886	23,446
NEXTDC, Ltd. (a)(b)	3,854	23,784
Telekom Malaysia Berhad (b)	81,411	99,800
TIME dotCom Berhad (b)	23,969	26,662
Tower Bersama Infrastructure Tbk PT (b)	129,000	19,059
		664,171
TOTAL COMMON STOCKS (Cost $2,817,782)		2,255,917

REAL ESTATE INVESTMENT TRUSTS — 20.7%
American Tower Corp.	799	169,276
Crown Castle International Corp.	498	67,549
Digital Realty Trust, Inc. (f)	701	70,289
Equinix, Inc.	184	120,525
Keppel DC REIT (b)	18,544	24,473
SBA Communications Corp.	315	88,298
Uniti Group, Inc. (f)	9,157	50,638
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $691,841)		591,048

SHORT-TERM INVESTMENTS — 0.2%
Money Market Fund — 0.2%
First American Government Obligations Fund, Class X, 4.08% (d)	6,344	6,344
TOTAL SHORT-TERM INVESTMENTS (Cost $6,344)		6,344

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 6.3%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (d)	178,993	178,993
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $178,993)		178,993

TOTAL INVESTMENTS (Cost $3,694,960) — 106.3%		3,032,302
Other assets and liabilities, net — (6.3)%		(178,433)
NET ASSETS — 100.0%		$2,853,869

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Roundhill IO Digital Infrastructure ETF

Schedule of Investments

December 31, 2022 (Continued)

(b)	Foreign issued security, or represents a foreign issued security.

(c)

Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	The rate shown is the seven day yield at period end.

(e)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

(f)	All or a portion of this security is on loan as of December 31, 2022. The market value of securities out on loan is $169,957.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	40.1%
Canada	8.9%
Spain	6.3%
Malaysia	4.4%
China	4.3%
Cayman Islands	3.3%
Indonesia	2.7%
Belgium	1.0%
Portugal	1.0%
Bermuda	1.0%
New Zealand	1.0%
Italy	0.9%
Japan	0.9%
United Kingdom	0.9%
Philippines	0.8%
Australia	0.8%
Singapore	0.8%
Total Country	79.1%
REAL ESTATE INVESTMENT TRUSTS	20.7%
SHORT-TERM INVESTMENTS	0.2%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	6.3%
TOTAL INVESTMENTS	106.3%
Other assets and liabilities, net	-6.3%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill MEME ETF

Schedule of Investments

December 31, 2022

Description	Shares	Value
COMMON STOCKS — 99.7%
Auto Manufacturers — 11.3%
NIO, Inc. - ADR (a)(b)	2,829	$27,583
Tesla, Inc. (a)	218	26,853
XPeng, Inc. - ADR (a)(b)(d)	3,186	31,669
		86,105
Biotechnology — 4.0%
Moderna, Inc. (a)	170	30,535

Diversified Financial Services — 4.2%
Coinbase Global, Inc. - Class A (a)(d)	897	31,745

Energy - Alternate Sources — 3.7%
Enphase Energy, Inc. (a)	108	28,616

Entertainment — 7.9%
AMC Entertainment Holdings, Inc. - Class A (a)(d)	6,179	25,148
Manchester United PLC - Class A (b)	1,502	35,042
		60,190
Financial Services — 4.3%
Sofi Technologies, Inc. (a)	7,072	32,602

Internet — 8.4%
Alibaba Group Holding, Ltd. - ADR (a)(b)	378	33,298
Robinhood Markets, Inc. - Class A (a)	3,811	31,022
		64,320
Leisure Time — 3.2%
Peloton Interactive, Inc. - Class A (a)	3,064	24,328

Oil & Gas — 4.3%
Occidental Petroleum Corp.	525	33,070
Pharmaceuticals — 3.5%
Tilray Brands, Inc. (a)(d)	10,065	$27,075

Retail — 8.3%
GameStop Corp. - Class A (a)(d)	1,578	29,130
Ulta Beauty, Inc. (a)	73	34,242
		63,372
Software — 28.1% (e)
Blackberry, Ltd. (a)(b)	7,775	25,346
Cloudfare, Inc. - Class A (a)	690	31,195
DocuSign, Inc. (a)	583	32,310
Gitlab, Inc. - Class A (a)	659	29,945
MongoDB, Inc. (a)	162	31,888
Palantir Technologies, Inc. - Class A (a)	4,755	30,527
Snowflake, Inc. - Class A (a)	230	33,014
		214,225
Telecommunications — 4.3%
Ubiquiti, Inc.	119	32,550

Transportation — 4.2%
ZIM Integrated Shipping Services, Ltd. (b)(d)	1,870	32,145

TOTAL COMMON STOCKS (Cost $855,203)		760,878

SHORT-TERM INVESTMENTS — 0.1%
Money Market Fund — 0.1%
First American Government Obligations Fund, Class X, 4.08% (c)	813	813
TOTAL SHORT-TERM INVESTMENTS (Cost $813)		813

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 17.4%
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (c)	132,687	132,687
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $132,687)		132,687

TOTAL INVESTMENTS (Cost $988,703) — 117.2%		894,378
Other assets and liabilities, net — (17.2)%		(131,579)
NET ASSETS — 100.0%		$762,799

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Roundhill MEME ETF

Schedule of Investments

December 31, 2022 (Continued)

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven day yield at period end.

(d)	All or a portion of this security is on loan as of December 31, 2022. The market value of securities out on loan is $129,460.

(e)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	75.5%
Cayman Islands	16.7%
Israel	4.2%
Canada	3.3%
Total Country	99.7%
SHORT-TERM INVESTMENTS	0.1%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	17.4%
TOTAL INVESTMENTS	117.2%
Other assets and liabilities, net	-17.2%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill Cannabis ETF

Schedule of Investments

December 31, 2022

Description	Shares	Value
SHORT-TERM INVESTMENTS — 149.6%
Money Market Fund — 23.9%
First American Government Obligations Fund, Class X, 4.08% (a)	356,814	$356,814
Total Money Market Fund (Cost $356,814)		356,814

U.S. Treasury Bills — 125.7%
4.11%, 02/02/2023 (b)(c)	1,888,000	1,881,254
Total U.S. Treasury Bills (Cost $1,881,254)		1,881,254
TOTAL SHORT-TERM INVESTMENTS (Cost $2,238,068)		2,238,068

TOTAL INVESTMENTS (Cost $2,238,068) — 149.6%		2,238,068
Other assets and liabilities, net — (49.6)%		(741,654)
NET ASSETS — 100.0%		$1,496,414

(a)	The rate shown is the seven day yield at period end.

(b)	The rate shown is the effective yield as of December 31, 2022.

(c)	Held as collateral for total return swaps.

Percentages are stated as a percent of net assets.

Percentage of Net Assets
SHORT-TERM INVESTMENTS	149.6%
TOTAL INVESTMENTS	149.6%
Other assets and liabilities, net	-49.6%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Roundhill Cannabis ETF

Schedule of Total Return Swaps

December 31, 2022

Long Total Return Equity Swaps	Fund Pays/ Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Upfront Premiums Paid/Received	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Columbia Care, Inc. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 17, 2023	$—	$46,898	$—
Cresco Labs, Inc. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 17, 2023	—	103,406	—
Curaleaf Holdings, Inc. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 17, 2023	—	552,989	—
Green Thumb Industries, Inc. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 17, 2023	—	346,352	—
Trulieve Cannabis Corp. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 17, 2023	—	257,100	—
Verano Holdings Corp. Swap	Receives	Nomura Securities International, Inc.	Monthly	Overnight Bank Funding Rate Index + 1.50%	May 17, 2023	—	188,077	—
						$—	$1,494,822	$—

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Assets and Liabilities

December 31, 2022

	Roundhill Video Games ETF	Roundhill Sports Betting & iGaming ETF	Roundhill Ball Metaverse ETF
Assets
Investments, at value (Cost $30,586,417, $231,080,505 and $643,220,373, respectively)(1)	$26,558,977	$128,452,151	$391,196,488
Dividends and interest receivable	54,276	72,726	115,333
Securities lending income receivable	1,505	15,741	26,967
Total Assets	26,614,758	128,540,618	391,338,788

Liabilities
Payable for collateral on securities loaned (Note 7)	1,354,091	10,436,821	20,899,790
Payable to Adviser	10,781	75,714	197,123
Total Liabilities	1,364,872	10,512,535	21,096,913
Net Assets	$25,249,886	$118,028,083	$370,241,875

Net Assets Consists of:
Paid-in capital	$68,887,755	$301,020,106	$889,147,588
Total distributable earnings (accumulated losses)	(43,637,869)	(182,992,023)	(518,905,713)
Net Assets	$25,249,886	$118,028,083	$370,241,875

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,800,000	8,225,000	51,375,000
Net Asset Value, redemption price and offering price per share	$14.03	$14.35	$7.21

(1) Includes loaned securities with a value of:	$1,288,861	$9,807,072	$20,434,910

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Assets and Liabilities

December 31, 2022 (Continued)

	Roundhill IO Digital Infrastructure ETF	Roundhill MEME ETF	Roundhill Cannabis ETF
Assets
Investments, at value (Cost $3,694,960, $988,703 and $2,238,068, respectively)(1)	$3,032,302	$894,378	$2,238,068
Deposits at broker for total return swap contracts	—	—	100,000
Dividends and interest receivable	3,741	7	874
Securities lending income receivable	66	1,610	—
Total Assets	3,036,109	895,995	2,338,942

Liabilities
Payable for collateral on securities loaned (Note 7)	178,993	132,687	—
Foreign currency payable to custodian, at value (Cost $1,387, $0, and $0, respectively)	1,401	—	—
Payable for open swap contracts	—	—	841,890
Payable for investment securities purchased	—	—	64
Payable to Adviser	1,846	509	574
Total Liabilities	182,240	133,196	842,528
Net Assets	$2,853,869	$762,799	$1,496,414

Net Assets Consists of:
Paid-in capital	$3,689,779	$2,152,025	$2,541,027
Total distributable earnings (accumulated losses)	(835,910)	(1,389,226)	(1,044,613)
Net Assets	$2,853,869	$762,799	$1,496,414

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	300,000	150,000	250,000
Net Asset Value, redemption price and offering price per share	$9.51	$5.09	$5.99

(1) Includes loaned securities with a value of:	$169,957	$129,460	$—

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Operations

For the Year or Period Ended December 31, 2022

	Roundhill Video Games ETF	Roundhill Sports Betting & iGaming ETF	Roundhill Ball Metaverse ETF
Investment Income
Dividend income (net of withholding taxes and issuance fees of $93,069, $117,372 and $168,685, respectively)	$424,031	$1,562,259	$3,551,501
Securities lending income, net	55,324	218,212	247,684
Interest income	538	4,573	9,109
Total investment income	479,893	1,785,044	3,808,294

Expenses
Advisory fees	187,134	1,180,405	3,454,804
Tax expense	185	185	185
Total expenses	187,319	1,180,590	3,454,989
Net investment income	292,574	604,454	353,305

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) from:
Investments	(37,434,720)	(67,265,524)	(289,899,477)
Foreign currency transactions	(35,947)	(242,380)	(136,782)
Net realized loss on investments and foreign currency transactions	(37,470,667)	(67,507,904)	(290,036,259)
Net change in unrealized appreciation/depreciation on:
Investments	13,822,750	(41,814,630)	(211,467,833)
Foreign currency translation	(553)	(2,302)	2,257
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	13,822,197	(41,816,932)	(211,465,576)
Net realized and unrealized loss on investments and foreign currency transactions	(23,648,470)	(109,324,836)	(501,501,835)
Net decrease in net assets from operations	$(23,355,896)	$(108,720,382)	$(501,148,530)

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Statements of Operations

For the Year or Period Ended December 31, 2022 (Continued)

	Roundhill IO Digital Infrastructure ETF	Roundhill MEME ETF	Roundhill Cannabis ETF(1)
Investment Income
Dividend income (net of withholding taxes and issuance fees of $3,104, $3,306 and $0, respectively)	$49,015	$17,769	$5,364
Securities lending income, net	112	5,783	56
Interest income	200	44	15,090
Total investment income	49,327	23,596	20,510

Expenses
Advisory fees	16,443	8,039	8,377
Tax expense	185	—	—
Total expenses	16,628	8,039	8,377
Less waivers and reimbursement by Adviser	—	—	(2,624)
Net expenses	16,628	8,039	5,753
Net investment income	32,699	15,557	14,757

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Total Return Swap Contracts
Net realized gain (loss) from:
Investments	(174,589)	(1,511,460)	(379,583)
Foreign currency transactions	(3,553)	—	—
Total return swap contracts	—	—	(926,708)
Net realized loss on investments, foreign currency transactions and total return swap contracts	(178,142)	(1,511,460)	(1,306,291)
Net change in unrealized appreciation/depreciation on:
Investments	(693,878)	108,396	—
Foreign currency translation	41	—	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	(693,837)	108,396	—
Net realized and unrealized loss on investments, foreign currency transactions and total return swap contracts	(871,979)	(1,403,064)	(1,306,291)
Net decrease in net assets from operations	$(839,280)	$(1,387,507)	$(1,291,534)

(1)	The Fund commenced operations on April 20, 2022.

The accompanying notes are an integral part of the financial statements.

Roundhill Video Games ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
From Operations
Net investment income	$292,574	$147,487
Net realized gain (loss) on investments and foreign currency transactions	(37,470,667)	9,593,128
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	13,822,197	(31,265,305)
Net decrease in net assets resulting from operations	(23,355,896)	(21,524,690)

From Distributions
Distributable earnings	(173,639)	(13,010)
Total distributions	(173,639)	(13,010)

From Capital Share Transactions
Proceeds from shares sold	2,186,870	70,936,003
Cost of shares redeemed	(15,895,572)	(60,721,313)
Transaction fees (Note 4)	12,714	81,181
Net increase (decrease) in net assets resulting from capital share transactions	(13,695,988)	10,295,871

Total Decrease in Net Assets	(37,225,523)	(11,241,829)

Net Assets
Beginning of year	62,475,409	73,717,238
End of year	$25,249,886	$62,475,409

Changes in Shares Outstanding
Shares outstanding, beginning of year	2,500,000	2,450,000
Shares sold	100,000	2,150,000
Shares redeemed	(800,000)	(2,100,000)
Shares outstanding, end of year	1,800,000	2,500,000

The accompanying notes are an integral part of the financial statements.

Roundhill Sports Betting & iGaming ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
From Operations
Net investment income	$604,454	$1,011,979
Net realized gain (loss) on investments and foreign currency transactions	(67,507,904)	81,858,219
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(41,816,932)	(112,322,895)
Net decrease in net assets resulting from operations	(108,720,382)	(29,452,697)

From Distributions
Distributable earnings	(309,837)	—
Return of capital	(470,671)	—
Total distributions	(780,508)	—

From Capital Share Transactions
Proceeds from shares sold	53,179,428	441,244,838
Cost of shares redeemed	(116,157,365)	(328,186,713)
Transaction fees (Note 4)	—	10,185
Net increase (decrease) in net assets resulting from capital share transactions	(62,977,937)	113,068,310

Total Increase (Decrease) in Net Assets	(172,478,827)	83,615,613

Net Assets
Beginning of year	290,506,910	206,891,297
End of year	$118,028,083	$290,506,910

Changes in Shares Outstanding
Shares outstanding, beginning of year	11,675,000	8,000,000
Shares sold	2,950,000	14,650,000
Shares redeemed	(6,400,000)	(10,975,000)
Shares outstanding, end of year	8,225,000	11,675,000

The accompanying notes are an integral part of the financial statements.

Roundhill Ball Metaverse ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Period Ended December 31, 2021(1)
From Operations
Net investment income (loss)	$353,305	$(178,353)
Net realized loss on investments and foreign currency transactions	(290,036,259)	(6,889,591)
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(211,465,576)	(40,558,298)
Net decrease in net assets resulting from operations	(501,148,530)	(47,626,242)

From Distributions
Distributable earnings	(325,056)	—
Return of capital	(7,036)	—
Total distributions	(332,092)	—

From Capital Share Transactions
Proceeds from shares sold	133,681,117	1,051,713,977
Cost of shares redeemed	(195,090,255)	(71,116,640)
Transaction fees (Note 4)	72,625	87,915
Net increase (decrease) in net assets resulting from capital share transactions	(61,336,513)	980,685,252

Total Increase (Decrease) in Net Assets	(562,817,135)	933,059,010

Net Assets
Beginning of period	933,059,010	—
End of period	$370,241,875	$933,059,010

Changes in Shares Outstanding
Shares outstanding, beginning of period	61,525,000	—
Shares sold	11,500,000	66,300,000
Shares redeemed	(21,650,000)	(4,775,000)
Shares outstanding, end of period	51,375,000	61,525,000

(1)	The Fund commenced operations on June 29, 2021.

The accompanying notes are an integral part of the financial statements.

Roundhill IO Digital Infrastructure ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Period Ended December 31, 2021(1)
From Operations
Net investment income	$32,699	$3,200
Net realized gain (loss) on investments and foreign currency transactions	(178,142)	5,408
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(693,837)	31,173
Net increase (decrease) in net assets resulting from operations	(839,280)	39,781

From Distributions
Distributable earnings	(31,809)	(4,602)
Total distributions	(31,809)	(4,602)

From Capital Share Transactions
Proceeds from shares sold	1,840,133	1,849,012
Transaction fees (Note 4)	498	136
Net increase in net assets resulting from capital share transactions	1,840,631	1,849,148

Total Increase in Net Assets	969,542	1,884,327

Net Assets
Beginning of period	1,884,327	—
End of period	$2,853,869	$1,884,327

Changes in Shares Outstanding
Shares outstanding, beginning of period	125,000	—
Shares sold	175,000	125,000
Shares outstanding, end of period	300,000	125,000

(1)	The Fund commenced operations on October 27, 2021.

The accompanying notes are an integral part of the financial statements.

Roundhill MEME ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Period Ended December 31, 2021(1)
From Operations
Net investment income (loss)	$15,557	$(1,038)
Net realized loss on investments and foreign currency transactions	(1,511,460)	(11,129)
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	108,396	(202,721)
Net decrease in net assets resulting from operations	(1,387,507)	(214,888)

From Distributions
Distributable earnings	(15,557)	—
Return of capital	(5,264)	—
Total distributions	(20,821)	—

From Capital Share Transactions
Proceeds from shares sold	2,446,145	3,018,945
Cost of shares redeemed	(2,384,240)	(694,835)
Net increase in net assets resulting from capital share transactions	61,905	2,324,110

Total Increase (Decrease) in Net Assets	(1,346,423)	2,109,222

Net Assets
Beginning of period	2,109,222	—
End of period	$762,799	$2,109,222

Changes in Shares Outstanding
Shares outstanding, beginning of period	150,000	—
Shares sold	350,000	200,000
Shares redeemed	(350,000)	(50,000)
Shares outstanding, end of period	150,000	150,000

(1)	The Fund commenced operations on December 7, 2021.

The accompanying notes are an integral part of the financial statements.

Roundhill Cannabis ETF

Statement of Changes in Net Assets

Period Ended December 31, 2022(1)
From Operations
Net investment income	$14,757
Net realized loss on investments, foreign currency transactions and swap contracts	(1,306,291)
Net decrease in net assets resulting from operations	(1,291,534)

From Capital Share Transactions
Proceeds from shares sold	2,786,382
Transaction fees (Note 4)	1,566
Net increase in net assets resulting from capital share transactions	2,787,948

Total Increase in Net Assets	1,496,414

Net Assets
Beginning of period	—
End of period	$1,496,414

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	250,000
Shares outstanding, end of period	250,000

(1)	The Fund commenced operations on April 20, 2022.

The accompanying notes are an integral part of the financial statements.

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Roundhill ETFs

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)
		Income from Investment Operations:			Less Distributions Paid From:
	Net Asset Value, Beginning of Period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gains		Return of capital		Total distributions paid
Roundhill Video Games ETF
For the year 01/01/2022 - 12/31/2022	$24.99	0.14	(11.01)	(10.87)	(0.10)	—		—		(0.10)
For the year 01/01/2021 - 12/31/2021	$30.09	0.05	(5.17)	(5.12)	(0.01)	—		—		(0.01)
For the year 01/01/2020 - 12/31/2020	$16.01	0.04	14.34	14.38	(0.10)	(0.22)		—		(0.32)
For the period 06/03/2019(7) - 12/31/2019	$14.86	0.08	1.11	1.19	(0.05)	—		(0.00	)(8)	(0.05)
Roundhill Sports Betting & iGaming ETF
For the year 01/01/2022 - 12/31/2022	$24.88	0.07	(10.51)	(10.44)	(0.04)	—		(0.05)		(0.09)
For the year 01/01/2021 - 12/31/2021	$25.86	0.08	(1.06)	(0.98)	—	—		—		—
For the period 06/03/2020(7) - 12/31/2020	$15.41	0.11	10.41	10.52	(0.07)	—		(0.00	)(8)	(0.07)
Roundhill Ball Metaverse ETF
For the year 01/01/2022 - 12/31/2022	$15.17	0.01	(7.96)	(7.95)	(0.01)	—		(0.00	)(8)	(0.01)
For the period 06/29/2021(7) - 12/31/2021	$15.07	(0.01)	0.10 (9)	0.09	—	—		—		—
Roundhill IO Digital Infrastructure ETF
For the year 01/01/2022 - 12/31/2022	$15.07	0.17	(5.62)	(5.45)	(0.11)	(0.00	)(8)	—		(0.11)
For the period 10/27/2021(7) - 12/31/2021	$14.85	0.03	0.23	0.26	(0.04)	—		—		(0.04)
Roundhill MEME ETF
For the year 01/01/2022 - 12/31/2022	$14.06	0.11	(8.94)	(8.83)	(0.10)	—		(0.04)		(0.14)
For the period 12/07/2021(7) - 12/31/2021	$15.64	(0.01)	(1.57)	(1.58)	—	—		—		—
Roundhill Cannabis ETF
For the period 04/20/2022(7) - 12/31/2022	$15.32	0.09	(9.43)	(9.34)	—	—		—		—

(1)	Per share net investment income (loss) was calculated using average shares outstanding.

(2)	Annualized for periods less than one year.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Financial Highlights

Per Share Operating Performance (For a share outstanding throughout each period)		Ratios/Supplemental Data
Capital Share Transactions:							Ratios to Average Net Assets of: (2)
Transaction fees (see Note 4)	Net Asset Value, End of Period	Total return, at NAV(3)(4)		Total return, at Market(3)(4)		Net assets, end of period (000’s)	Expenses, before waivers		Expenses, after waivers		Net investment income (loss), before waivers	Net investment income (loss), after waivers	Portfolio turnover rate(4)(5)

0.01	$14.03	-43.49%		-43.28%		$25,250	0.50%		0.50%		0.78%	0.78%	83%
0.03	$24.99	-16.93%		-17.57%		$62,475	0.50%		0.50%		0.16%	0.16%	52%
0.02	$30.09	89.88	%(6)	89.62	%(6)	$73,717	0.50%		0.44%		0.12%	0.18%	93%
0.01	$16.01	8.11	%(6)	8.42	%(6)	$10,810	0.50%		0.25%		0.65%	0.90%	34%

—	$14.35	-41.99%		-42.00%		$118,028	0.75%		0.75%		0.38%	0.38%	43%
0.00(8)	$24.88	-3.78%		-3.91%		$290,507	0.75%		0.75%		0.26%	0.26%	52%
0.00(8)	$25.86	68.28%		68.15%		$206,891	0.75%		0.75%		0.92%	0.92%	43%

0.00(8)	$7.21	-52.44%		-52.66%		$370,242	0.60%		0.60%		0.06%	0.06%	47%
0.01	$15.17	0.63%		0.73%		$933,059	0.75%		0.75%		-0.13%	-0.13%	41%

0.00(8)	$9.51	-36.22%		-36.30%		$2,854	0.76	%(10)	0.76	%(10)	1.49%	1.49%	61%
0.00(8)	$15.07	1.76%		2.01%		$1,884	0.81	%(10)	0.81	%(10)	1.16%	1.16%	3%

—	$5.09	-62.94%		-63.06%		$763	0.69%		0.69%		1.34%	1.34%	1075%
—	$14.06	-10.09%		-10.10%		$2,109	0.69%		0.69%		-0.69%	-0.69%	32%

0.01	$5.99	-60.93%		-60.94%		$1,496	0.75%		0.52%		1.09%	1.32%	65%

(6)

The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(7)	Commencement of operations.

(8)	Less than $0.005.

(9)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(10)	Includes tax expense of 0.01% and 0.06% for periods ended December 31, 2022 and December 31, 2021, respectively.

The accompanying notes are an integral part of the financial statements.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022

1.	ORGANIZATION

Roundhill Video Games ETF (“NERD”), Roundhill Sports Betting & iGaming ETF (“BETZ”), Roundhill Ball Metaverse ETF (“METV”), Roundhill IO Digital Infrastructure ETF (“BYTE”), Roundhill MEME ETF (“MEME”) and Roundhill Cannabis ETF (“WEED”) (each a “Fund” and collectively, the “Funds”) are non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

NERD is a passively-managed exchange-traded fund (“ETF”). NERD’s objective is to track the total return performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index (the “NERD Index”). The NERD Index, which was developed and is maintained by both Nasdaq and the Consumer Technology Association, is a modified theme-adjusted free float market capitalization index designed to track the performance of the common stock (or corresponding depositary receipts) of exchange-listed companies engaged in video game publishing and/or video game development.

BETZ is a passively-managed ETF. BETZ’s objective is to track the total return performance, before fees and expenses, of the Roundhill Sports Betting & iGaming Index (the “BETZ Index”). The BETZ Index tracks the performance of the common stock (or corresponding ADRs or GDRs) of exchange-listed companies that earn revenue from online gaming (“iGaming”). iGaming is broadly defined as the wagering of money or some other value on the outcome of an event or a game, using the internet. The BETZ Index includes: companies that operate in-person and/or online/internet sports books; companies that operate online/internet gambling platforms; and companies that provide infrastructure or technology to such companies.

METV is a passively-managed ETF. METV’s objective is to track the performance, before fees and expenses, of the Ball Metaverse Index (the “METV Index”). The META Index tracks the performance of globally-listed equity securities of companies that engage in activities or provide products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues (“Metaverse Companies”). “Metaverse” is a term used to refer to a future iteration of the Internet. Users will primarily engage with the Metaverse through persistent, simultaneous, and shared three-dimensional virtual simulations and spaces. The Metaverse will also connect to physical spaces, two-dimensional Internet experiences (e.g., standard apps, webpages), and finite simulations (e.g., a game). The Metaverse will be supported by a wide range of technologies, tools, and standards that enable high volumes of concurrent users, a rich virtual-only economy of labor, goods, and services, and wide-ranging interoperability of data, digital assets, and content.

BYTE is a passively-managed ETF. BYTE’s objective seeks to track the performance, before fees and expenses, of the IO Digital Infrastructure Index (the “BYTE Index”), which tracks the performance of digital infrastructure companies. Digital infrastructure is comprised of the high-tech physical assets that support the efficient storage and transmission of data, powering the internet.

MEME is a passively-managed ETF. MEME’s objective seeks to track the performance, before fees and expenses, of the Solactive Roundhill Meme Stock Index (the “MEME Index”), which, in turn, seeks to track the performance of “meme stocks”. Meme stocks are equity securities of companies that exhibit a combination of elevated social media activity and high short interest both of which are indicators of market sentiment.

WEED is an actively managed ETF. WEED’s seeks to achieve its investment objective by investing primarily in exchange-listed equity securities and total return swaps intended to provide exposure to the cannabis and hemp ecosystem. The cannabis and hemp ecosystem encompasses businesses involved in the production, distribution and marketing of cannabis and hemp and products derived therefrom.

Costs incurred by WEED in connection with the organization, registration and the initial public offering of shares were paid by Roundhill Financial Inc. (“Roundhill” or the “Adviser”), the Funds’ Investment Adviser.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time each Fund calculates its NAV on the valuation date, whichever is earlier.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available, the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2022 are as follows:

	Level 1	Level 2	Level 3		Total
NERD
Investments - Assets:
Common Stocks*	$25,190,044	$—	$—		$25,190,044
Money Market Fund	14,842	—	—		14,842
Investments Purchased With Proceeds From Securities Lending**	—	—	—		1,354,091
Total Investments - Assets	$25,204,886	$—	$—		$26,558,977

BETZ
Investments - Assets:
Common Stocks*	$117,832,508	$—	$—		$117,832,508
Warrants	—	—	—	^	—
Money Market Fund	182,822	—	—		182,822
Investments Purchased With Proceeds From Securities Lending**	—	—	—		10,436,821
Total Investments - Assets	$118,015,330	$—	$—		$128,452,151

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

	Level 1	Level 2	Level 3	Total
METV
Investments - Assets:
Common Stocks*	$367,396,231	$—	$—	$367,396,231
Real Estate Investment Trusts	2,244,788	—	—	2,244,788
Money Market Fund	655,679	—	—	655,679
Investments Purchased With Proceeds From Securities Lending**	—	—	—	20,899,790
Total Investments - Assets	$370,296,698	$—	$—	$391,196,488

BYTE
Investments - Assets:
Common Stocks*	$2,255,917	$—	$—	$2,255,917
Real Estate Investment Trusts	591,048	—	—	591,048
Money Market Fund	6,344	—	—	6,344
Investments Purchased With Proceeds From Securities Lending**	—	—	—	178,993
Total Investments - Assets	$2,853,309	$—	$—	$3,032,302

MEME
Investments - Assets:
Common Stocks*	$760,878	$—	$—	$760,878
Money Market Fund	813	—	—	813
Investments Purchased With Proceeds From Securities Lending**	—	—	—	132,687
Total Investments - Assets	$761,691	$—	$—	$894,378

WEED
Investments - Assets:
Money Market Fund	$356,814	$—	$—	$356,814
U.S. Treasury Bills	—	1,881,254	—	1,881,254
Total Investments - Assets	$356,814	$1,881,254	$—	$2,238,068

Swap Contracts***
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

*	See the Schedule of Investments for industry classifications.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

***	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

^	The Fund held a Level 3 security at the end of the year valued at $0.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with Funds’ understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as separate entities for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Funds generally pay out dividends from net investment income, if any, at least annually, and distribute their net capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2022, the Funds’ fiscal period end, the Funds had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of December 31, 2022, the Funds’ fiscal period end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

The Funds’ recognized no interest or penalties related to uncertain tax benefits in the fiscal period 2022. At December 31, 2022, the Funds’ fiscal period end, the tax periods from commencement of operations remained open to examination in the Funds’ major tax jurisdictions.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

Derivatives

WEED may enter into total return swap agreements. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Fund as of December 31, 2022.

Roundhill Cannabis ETF

		Gross Amounts of Recognized Assets/ Liabilities Presented in the Statements	Gross Amounts Offset in the Statements		Gross Amounts not offset in the Statements of Assets & Liabilities
Counterparty	Investment Type	of Assets & Liabilities	of Assets & Liabilities	Net Amount	Financial Instruments	Collateral Paid	Net Amount
Nomura Securities International Inc.	Total Return Swap Contracts	$(841,890)	$—	$(841,890)	$741,890	$100,000	$—

The average monthly notional amount of the swap contracts during the period ended December 31, 2022 for WEED was $1,193,045.

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of December 31, 2022:

		Assets	Liabilities	Net Unrealized Gain (Loss)
Roundhill Cannabis ETF	Equity Risk Swap Contracts	$—	$(841,890)	$—

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the period ended December 31, 2022:

		Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation
Roundhill Cannabis ETF	Equity Risk Swap Contracts	$(926,708)	$—

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and Roundhill, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.50% of NERD’s average daily net assets, at an annual rate of 0.75% of BETZ, BYTE and WEED’s average daily net assets, at an annual rate of 0.69% of MEME’s average daily net assets and at an annual rate of 0.59% of METV’s average daily net assets. Prior to February 4, 2022, the METV management fee was 0.75%. Roundhill has agreed to pay all expenses of the Funds except the fee paid to Roundhill under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). Roundhill, in turn, compensates Exchange Traded Concepts, LLC as the Sub-Adviser from the management fee it receives.

Exchange Traded Concepts, LLC (the “Sub-Adviser”), an Oklahoma limited liability company serves as the sub-adviser to the Funds. The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s Index, subject to the supervision of the Adviser and the Board, including the independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, and subject to a minimum annual fee as follows:

Minimum Annual Fee	Asset-Based Fee
$15,000	4 bps (0.04%) on the first $200 million 3.5 bps (0.035%) on the next $800 million 3 bps (0.03%) on the next $1 billion 2.5 bps (0.025%) on the balance over $2 billion

Fee Waiver Agreement

For WEED, the Adviser contractually agreed to waive 0.16% of its management fees of the Fund until at least April 30, 2023. Effective October 12, 2022, the agreement was amended to further waive 0.20% of the management fee, until at least April 30, 2023. The Adviser waived $2,624 during the period ended December 31, 2022 for a total of 0.36%. Pursuant to the Fee Waiver Agreement, waived fees are not subject to recoupment by the Adviser.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to a Distribution Agreement. The Distributor receives compensation from the Adviser for certain statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Funds, except WEED, are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Shares of WEED are listed on the CBOE BZX Exchange, Inc. Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by each Fund for each creation order is as follows:

NERD	$500
BETZ	$500
METV	$500
BYTE	$750
MEME	$300
WEED	$300

Prior to April 30, 2022, the Creation Unit Transaction Fee for MEME was $250.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

The fixed creation unit transaction fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (i) creations effected outside the Clearing Process and (ii) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or redeem the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Funds for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital
	Fiscal period ended December 31, 2022
NERD	$173,639	$—	$—
BETZ	309,837	—	470,671
METV	325,056	—	7,036
BYTE	31,253	556	—
MEME	15,557	—	5,264
WEED	—	—	—

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

	Ordinary Income(1)	Long-Term Capital Gain	Return of Capital
Fiscal period ended December 31, 2021
NERD	$13,010	$—	$—
BETZ	—	—	—
METV	—	—	—
BYTE	4,602	—	—
MEME	—	—	—
WEED	—	—	—

(1)	Ordinary income includes short-term capital gains.

At December 31, 2022, the Funds’ fiscal period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

	NERD	BETZ	METV
Federal Tax Cost of Investments	$31,459,547	$236,777,004	$658,506,573
Gross Tax Unrealized Appreciation	$1,159,411	$2,299,363	$1,602,298
Gross Tax Unrealized Depreciation	(6,059,981)	(110,624,216)	(268,912,383)
Net Tax Unrealized Appreciation (Depreciation)	(4,900,570)	(108,324,853)	(267,310,085)
Undistributed Ordinary Income	33,576	—	—
Other Accumulated Gain (Loss)	(38,770,875)	(74,667,170)	(251,595,628)
Total Distributable Earnings / (Accumulated Losses)	$(43,637,869)	$(182,992,023)	$(518,905,713)

	BYTE	MEME	WEED
Federal Tax Cost of Investments	$3,695,562	$1,228,515	$2,238,068
Gross Tax Unrealized Appreciation	$72,509	$8,063	—
Gross Tax Unrealized Depreciation	(735,769)	(342,200)	—
Net Tax Unrealized Appreciation (Depreciation)	(663,260)	(334,137)	—
Undistributed Ordinary Income	4,606	—	—
Other Accumulated Gain (Loss)	(177,256)	(1,055,089)	(1,044,613)
Total Distributable Earnings / (Accumulated Losses)	$(835,910)	$(1,389,226)	$(1,044,613)

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark-to-market treatment of passive foreign investment companies.

Under current tax law, net capital losses realized after October 31 as well as certain specified ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-October losses are determined only at the end of each fiscal year. At December 31, 2022, the Funds had carryforward losses and post-October losses which will be carried forward indefinitely to offset future realized capital gains as follows:

	Indefinite Long-Term Capital Loss Carryover	Indefinite Short-Term Capital Loss Carryover	Late-Year Losses	Post-October Losses
Roundhill Video Games ETF	$31,526,896	$7,243,155	$—	$—
Roundhill Sports Betting & iGaming ETF	36,118,361	38,536,279	6,841	—
Roundhill Ball Metaverse ETF	53,995,715	197,589,220	7,541	—
Roundhill IO Digital Infrastructure ETF	1,273	175,977	—	—
Roundhill MEME ETF	346	1,011,437	—	—
Roundhill Cannabis ETF	—	401,040	637,409	6,165

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind and the write-off of net operating losses. For the fiscal period ended December 31, 2022, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-in Capital
Roundhill Video Games ETF	$1,510,755	$(1,510,755)
Roundhill Sports Betting & iGaming ETF	12,709,833	(12,709,833)
Roundhill Ball Metaverse ETF	41,149,146	(41,149,146)
Roundhill IO Digital Infrastructure ETF	—	—
Roundhill MEME ETF	228,117	(228,117)
Roundhill Cannabis ETF	246,921	(246,921)

6.	INVESTMENT TRANSACTIONS

During the year or period ended December 31, 2022, the Funds realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
NERD	$833,370	(1,020,833)
BETZ	12,286,681	(15,027,239)
METV	12,136,703	(28,657,975)
BYTE	—	—
MEME	165,702	(64,395)
WEED	—	—

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year or period ended December 31, 2022 were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
NERD	$31,368,569	$33,475,464	$1,790,444	$13,232,258
BETZ	69,854,447	70,869,164	52,797,295	114,434,846
METV	271,788,102	273,844,992	120,023,817	178,145,613
BYTE	1,502,239	1,321,028	1,661,806	—
MEME	12,831,395	13,308,081	2,437,869	1,901,298
WEED	222,359	625,061	782,285	—

7.	SECURITIES LENDING

The Funds may lend domestic and foreign securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective November 19, 2020, which is administered by the Custodian. The securities lending agreement requires that loans are initially collateralized in an amount equal to at least 105% of the then current market value of any loaned securities that are foreign securities, or 102% of the then current market value of any other loaned securities. The custodian performs on a daily basis marking to market loaned securities and collateral. Each borrower is required, if necessary, to deliver additional collateral so that the total collateral held in the account for all loans of the Funds to the borrower will equal at least 100% of the market value of the loaned securities. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The collateral invested in the Funds, if any, is reflected in each Fund’s Schedule of Investments and is included in the Statements of Assets and Liabilities in the line item labeled “Investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Funds is included on the Statements of Assets and Liabilities as “Payable for collateral on securities loaned.” During the period ended December 31, 2022, the Funds loaned securities and received cash collateral for the loans, which was invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Funds receive compensation in the form of loan fees owed by borrowers and income earned on collateral investments. A portion of the interest received on the loan collateral is retained by the Funds and the remainder is rebated to the borrower of the securities. Pursuant to the securities lending agreement between the Trust, on behalf of the Funds, and the Custodian, each Fund pays a fee to the Custodian, which is calculated daily and paid monthly, at a rate of 20% of the Funds’ aggregate net income. The net amount of interest earned, after the interest rebate and the allocation to the Custodian, is included in the Statements of Operations as “Securities lending income, net.” The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period.

Roundhill ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

As of December 31, 2022, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
NERD	$1,288,861	$1,354,091
BETZ	9,807,072	10,436,821
METV	20,434,910	20,899,790
BYTE	169,957	178,993
MEME	129,460	132,687
WEED	—	—

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, an investment with an overnight and continuous maturity, as shown on the Schedules of Investments.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

8.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of the principal risks is included in the Funds’ prospectuses under the heading “Principal Investment Risks.”

9.	SUBSEQUENT EVENTS

The Adviser filed a registration statement for the Roundhill BIG Tech ETF, Roundhill BIG Airlines ETF, Roundhill BIG Defense ETF, Roundhill BIG Bank ETF, Roundhill BIG Oil ETF and Roundhill BIG Railroad ETF (collectively the “Funds”). The Funds’ investment objective is to seek growth of capital by seeking investment exposure to the largest companies assigned to each Fund’s respective industry.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Roundhill ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Roundhill ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and total return swaps (as applicable), of Roundhill Video Games ETF (formerly known as Roundhill BITKRAFT Esports & Digital Entertainment ETF), Roundhill Sports Betting & iGaming ETF, Roundhill Ball Metaverse ETF, Roundhill IO Digital Infrastructure ETF, Roundhill MEME ETF, and Roundhill Cannabis ETF (the “Funds”), each a series of Listed Funds Trust, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Roundhill Video Games ETF (formerly known as Roundhill BITKRAFT Esports & Digital Entertainment ETF)	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021 and 2020 and for the period from June 3, 2019 (commencement of operations) through December 31, 2019
Roundhill Sports Betting & iGaming ETF	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022 and 2021 and for the period from June 3, 2020 (commencement of operations) through December 31, 2020.
Roundhill Ball Metaverse ETF	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from June 29, 2021 (commencement of operations) through December 31, 2021.
Roundhill IO Digital Infrastructure ETF	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from October 27, 2021 (commencement of operations) through December 31, 2021
Roundhill MEME ETF	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from December 7, 2021 (commencement of operations) through December 31, 2021
Roundhill Cannabis ETF	For the period from April 20, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Roundhill ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

Roundhill ETFs

Shareholder Expense Example

(Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2022 to December 31, 2022).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During the Period(1)
Roundhill Video Games ETF
Actual	$1,000.00	$853.80	0.50%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Roundhill Sports Betting & iGaming ETF
Actual	$1,000.00	$1,004.90	0.75%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
Roundhill Ball Metaverse ETF
Actual	$1,000.00	$897.90	0.60%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
Roundhill IO Digital Infrastructure ETF
Actual	$1,000.00	$779.20	0.76%	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.76%	$3.87
Roundhill MEME ETF
Actual	$1,000.00	$831.30	0.69%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	0.69%	$3.52

Roundhill ETFs

Shareholder Expense Example

(Unaudited) (Continued)

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During the Period(1)
Roundhill Cannabis ETF
Actual	$1,000.00	$665.40	0.52%	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	0.52%	$2.65

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 184/365 days (to reflect the six-month period).

Roundhill ETFs

Trustees and Officers of the Trust

December 31, 2022 (Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at www.roundhillinvestments.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	53

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019).

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	53	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	53	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios).
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	53	None.

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Roundhill ETFs

Trustees and Officers of the Trust

December 31, 2022 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018).

Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022).

Roundhill ETFs

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Funds’ website at www.roundhillinvestments.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Funds’ proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at www.roundhillinvestments.com.

TAX INFORMATION

For the fiscal period ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Roundhill Video Games ETF	100.00%
Roundhill Sports Betting & iGaming ETF	100.00%
Roundhill Ball Metaverse ETF	100.00%
Roundhill IO Digital Infrastructure ETF	96.18%
Roundhill MEME ETF	54.99%
Roundhill Cannabis ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2022 was as follows:

Roundhill Video Games ETF	4.54%
Roundhill Sports Betting & iGaming ETF	7.70%
Roundhill Ball Metaverse ETF	100.00%
Roundhill IO Digital Infrastructure ETF	51.14%
Roundhill MEME ETF	2.70%
Roundhill Cannabis ETF	0.00%

Roundhill ETFs

Supplemental Information

(Unaudited) (Continued)

For the fiscal period ended December 31, 2022, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Funds was as follows:

Roundhill Video Games ETF	0.00%
Roundhill Sports Betting & iGaming ETF	0.00%
Roundhill Ball Metaverse ETF	0.00%
Roundhill IO Digital Infrastructure ETF	12.87%
Roundhill MEME ETF	0.00%
Roundhill Cannabis ETF	0.00%

For the fiscal period ended December 31, 2022, the Funds earned foreign source income and paid foreign taxes, which the Funds intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid
Roundhill Video Games ETF	$494,373	$61,178
Roundhill Sports Betting & iGaming ETF	2,221,732	115,301

Roundhill ETFs

Privacy Policy

(Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser:

Roundhill Financial Inc.
154 W. 14th St., 2nd Floor
New York, NY 10011

Investment Sub-Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$79,500	$89,500
Audit-Related Fees	$0	$0
Tax Fees	$18,000	$21,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	March 9, 2023

*	Print the name and title of each signing officer under his or her signature.